SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 25, 1999
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                          HERTZ TECHNOLOGY GROUP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                  00-21679                13-3896069
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(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)

                   75 Varick Street, New York, New York 10013
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               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (212) 634-4000
                                                           --------------

                                       NA
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          (Former name or former address, if changed since last report)

Item 4: Changes in Registrant's Certifying Accountant

      On January 25, 1999 the Company enaged Goldstein Golub Kessler LLP as its new auditors to audit its financial statements for the fiscal year ending on August 31, 1999. The termination of the Company's relationship with its former auditors was reported in a Form 8-K executed by the Company and filed on January 25, 1999.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        HERTZ TECHNOLOGY GROUP, INC.


                                        By:/s/ Eli E. Hertz
                                           -------------------------------------
                                           Eli E. Hertz, Chairman, President and
                                           Chief Executive Officer

Dated: January 27, 1999


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